SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

World Omni Auto Receivables LLC

(Exact name of registrant and originator of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2003-B

(Issuer with respect to the Notes)

Delaware	333-100621-02	52-2184798
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

WORLD OMNI AUTO RECEIVABLES LLC

190 NW 12th Avenue

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Item 5.	Other Events

See attached certificate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: December 19, 2003	By:	/s/ Victor A. De Jesus

Victor A. De Jesus, Vice President and Chief Financial Officer World Omni Financial Corp. (Duly authorized Officers of the Servicer on behalf of the Trust)

World Omni Auto Receivables Trust 2003-B

Monthly Servicer Certificate

November 30, 2003

Aggregate Note Amount	Aggregate Note Amount
Original	913,100,000.00
Principal distributable amount	36,806,453.90
Note Balance @ 11/30/03	876,293,546.10

Note Amount	Class A-1 Note Amount
Original	215,000,000.00
Principal distributable amount	36,806,453.90
Note Balance @ 11/30/03	178,193,546.10

Note Amount	Class A-2 Note Amount
Original	223,000,000.00
Principal distributable amount	—
Note Balance @ 11/30/03	223,000,000.00

Note Amount	Class A-3 Note Amount
Original	235,000,000.00
Principal distributable amount	—
Note Balance @ 11/30/03	235,000,000.00

Note Amount	Class A-4 Note Amount
Original	201,000,000.00
Principal distributable amount	—
Note Balance @ 11/30/03	201,000,000.00

Note Amount	Class B Note Amount
Original	39,100,000.00
Principal distributable amount	0.00
Note Balance @ 11/30/03	39,100,000.00

Distributable Amounts	Total
Interest Distributable Amount	642,899.11
Principal Distributable Amount	36,806,453.90
Total	37,449,353.01

Distributable Amounts	Class A-1
Interest Distributable Amount	87,731.94
Principal Distributable Amount	36,806,453.90
Total	36,894,185.84

Distributable Amounts	Class A-2
Interest Distributable Amount	124,012.78
Principal Distributable Amount	0.00
Total	124,012.78

Distributable Amounts	Class A-3
Interest Distributable Amount	186,694.44
Principal Distributable Amount	0.00
Total	186,694.44

Distributable Amounts	Class A-4
Interest Distributable Amount	208,314.17
Principal Distributable Amount	0.00
Total	208,314.17

Distributable Amounts	Class B
Interest Distributable Amount	36,145.78
Principal Distributable Amount	0.00
Total	36,145.78

Note Factors	Series A-1	Series A-2
11/30/2003	82.8807191%	100.0000000%

Note Factors	Series A-3	Series A-4
11/30/2003	100.0000000%	100.0000000%

Note Factors	Series B
11/30/2003	100.0000000%

Pool Data	$	#
Original Pool Balance	920,000,000.00	44,944
Pool Balance at 10/16/03	766,107,595.63	44,944
Principal Payments	33,176,556.69	871
Defaulted Receivables	19,639.93	1
Pool Balance at 11/30/03	886,803,803.38	44,072
Overcollateralization Target Amount	20,155,063.47
Recoveries	0.00
Weighted Average APR	7.16%
Weighted Average Remaining Term	55.86
Aggegate Net Losses	19,639.93
Average Net Loss Ratio	0.03%
Noteholders’ First Priority Principal Distributable Amount	0.00
Noteholders’ First Priority Principal Distributable Amount	0.00

Account Balances	Advance	Reserve Fund
Balance as of 10/16/03	0.00	0.00
Balance as of 11/30/03	58,235.86	3,830,537.98
Change	58,235.86	3,830,537.98

		Pre-Funding
Balance as of 10/16/03		0.00
Balance as of 11/30/03		153,892,404.37
Change		153,892,404.37

	Maximum Carry	Negative Carry
Balance as of 10/16/03	829,719.32	829,719.32
Balance as of 11/30/03	782,014.45	718,153.17
Change	(47,704.87)	(111,566.15)
Excess to Noteholders	—

Distribution per $1,000	Total
Distribution Amount	41.0134191
Interest Distribution Amount	0.7040840
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	40.3093351

Distribution per $1,000	Class A-1
Distribution Amount	171.6008644
Interest Distribution Amount	0.4080556
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	171.1928088

Distribution per $1,000	Class A-2
Distribution Amount	0.5561111
Interest Distribution Amount	0.5561111
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-3
Distribution Amount	0.7944444
Interest Distribution Amount	0.7944444
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Distribution per $1,000	Class A-4
Distribution Amount	1.0363889
Interest Distribution Amount	1.0363889
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Distribution per $1,000	Class B
Distribution Amount	0.9244444
Interest Distribution Amount	0.9244444
Interest Carryover Shortfall	0.0000000
Principal Distribution Amount	0.0000000

Servicing Fee	Total
Amount of Servicing Fee Paid	957,634.49
Total Unpaid	0.00

Delinquent Receivables	#	$
Past Due 31-60 days	381	5,044,141.89
Past Due 61-90 days	36	563,207.86
Past Due 91 + days	0	0.00
Total	417	5,607,349.75